Filed Pursuant to Rule 497(e)
1933 Act File No. 333-62298
1940 Act File No. 811-10401

CrossingBridge Pre-Merger SPAC ETF (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 9, 2023 to the
Prospectus and Summary Prospectus dated January 28, 2023

This supplement amends the Fund’s Prospectus and Summary Prospectus as follows:

The second paragraph under the sub-heading titled, “Principal Investment Strategies” on page 2 of the Prospectus and Summary Prospectus is hereby revised to read as follows:

"The Fund will invest primarily in U.S.‐listed SPACs, and may also invest in SPACs that are domiciled or listed outside of the U.S., including SPACs listed in Canada, the Cayman Islands, Bermuda and the Virgin Islands."

The second paragraph under the sub-heading titled, “Principal Investment Strategies” on page 10 of the Prospectus is hereby revised to read as follows:

"The Fund will invest primarily in U.S.-listed SPACs, and may also invest in SPACs that are domiciled or listed outside of the U.S., including SPACs listed in Canada, the Cayman Islands, Bermuda and the Virgin Islands."

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.